UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22121

PIMCO Income Opportunity Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	October 31, 2013

Date of reporting period:	July 31, 2013

Item 1. Schedule of Investments

PIMCO Income Opportunity Fund Schedule of Investments

July 31, 2013 (unaudited)

Principal Amount (000s)		Value*
MORTGAGE-BACKED SECURITIES - 47.6%
$343	Adjustable Rate Mortgage Trust, 2.814%, 1/25/36, CMO (o)	$285,339
£340	Auburn Securities 4 PLC, 0.893%, 10/1/41, CMO (o)	479,629
	Banc of America Funding Trust, CMO (o),
$321	2.565%, 12/20/36	320,564
2,297	2.869%, 3/20/36	1,903,744
1,833	2.985%, 12/20/34	1,534,065
474	3.20%, 12/20/34	311,078
1,025	5.865%, 10/20/46	801,133
3,116	Banc of America Large Loan Trust, 2.491%, 11/15/15, CMO (a)(d)(o)	3,138,603
	Banc of America Mortgage Trust, CMO,
323	2.798%, 6/25/35 (o)	323,231
205	2.997%, 10/20/46 (o)	122,611
348	3.104%, 9/25/34 (o)	342,412
941	5.75%, 8/25/34	1,001,738
	BCAP LLC Trust, CMO (a)(d)(o),
1,707	1.916%, 11/26/37	1,682,059
550	5.005%, 3/26/36	525,993
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (o),
691	2.727%, 8/25/47	483,036
170	2.732%, 9/25/34	145,905
1,574	2.748%, 10/25/36	1,272,595
564	2.845%, 1/25/35	552,908
1,240	5.245%, 3/25/35	1,177,181
676	5.25%, 6/25/47	586,061
214	5.416%, 9/25/34	210,226
	Bear Stearns ALT-A Trust, CMO (o),
2,590	0.35%, 6/25/46	1,316,816
1,569	0.89%, 1/25/35	1,529,887
558	2.554%, 4/25/35	438,067
6,122	2.582%, 8/25/36	4,222,260
106	2.698%, 11/25/35	82,426
1,459	2.736%, 5/25/36	931,940
906	2.938%, 5/25/35	694,042
1,681	2.941%, 9/25/34	1,449,181
845	3.396%, 8/25/36	572,993
794	3.517%, 9/25/34	779,907
579	4.441%, 7/25/35	443,553
977	4.658%, 11/25/36	782,178
2,500	Bear Stearns Commercial Mortgage Securities Trust, 5.524%, 3/13/40, CMO (a)(d)(o)	2,503,089
£ 529	Bluestone Securities PLC, 0.73%, 6/9/43, CMO (o)	729,866
$3,649	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39, CMO (a)(b)(d)(m) (acquisition cost - $2,057,235; purchased 11/18/09)	2,271,770
€698	Celtic Residential Irish Mortgage Securitisation No. 9 PLC, 0.363%, 11/13/47, CMO (o)	781,440
	Chase Mortgage Finance Trust, CMO,
$1,676	5.50%, 11/25/21	1,594,652
1,872	6.00%, 3/25/37	1,629,133
	Citigroup Mortgage Loan Trust, Inc., CMO,
4,611	3.024%, 3/25/37 (o)	3,276,497
967	5.50%, 11/25/35	825,501
2,170	Commercial Mortgage Trust, 5.907%, 7/10/46, CMO (a)(d)(o)	2,272,959
	Countrywide Alternative Loan Trust, CMO,
1,508	0.387%, 12/20/46 (o)	925,227
1,645	0.44%, 6/25/37 (o)	908,093
3,625	0.522%, 11/20/35 (o)	2,578,401
3,312	0.54%, 5/25/36 (o)	1,764,132
286	5.50%, 10/25/35	255,966
597	5.75%, 5/25/36	460,767
591	6.00%, 11/25/35	415,086
652	6.00%, 4/25/36	537,030
1,098	6.00%, 4/25/37	821,061
5,476	6.00%, 5/25/37	4,318,465
648	6.25%, 8/25/37	515,920
805	6.50%, 9/25/32	788,706
2,062	6.50%, 7/25/35	1,218,110
874	6.50%, 6/25/36	672,247
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
1,328	0.51%, 3/25/35 (o)	1,052,063
211	2.625%, 8/20/35 (o)	177,929
594	2.661%, 6/20/35 (o)	443,825
50	2.76%, 10/20/35 (o)	42,207

PIMCO Income Opportunity Fund Schedule of Investments

July 31, 2013 (unaudited)

Principal Amount (000s)		Value*
$132	2.833%, 8/25/34 (o)	$114,167
4,919	2.993%, 11/25/35 (o)	3,943,585
1,792	3.047%, 3/25/37 (o)	1,160,304
1,495	3.145%, 9/25/47 (o)	1,214,630
249	5.50%, 8/25/35	234,782
2,452	Credit Suisse First Boston Mortgage Securities Corp., 7.50%, 5/25/32, CMO	2,552,771
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
857	0.361%, 10/15/21 (a)(d)(o)	849,433
989	0.79%, 7/25/36 (o)	493,254
774	5.896%, 4/25/36	721,587
637	6.50%, 5/25/36	440,374
699	6.50%, 7/26/36	352,364
€863	DECO 14-Pan Europe 5BV, 0.385%, 10/27/20, CMO (o)	1,124,164
$1,026	Deutsche ALT-A Securities Mortgage Loan Trust, 0.34%, 2/25/47, CMO (o)	708,729
215	Deutsche ALT-B Securities Mortgage Loan Trust, 6.25%, 7/25/36, CMO (o)	138,155
532	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, 5.50%, 9/25/33, CMO	549,566
942	Downey Savings & Loan Assoc. Mortgage Loan Trust, 0.372%, 4/19/47, CMO (o)	218,183
	EMF-NL BV, CMO (o),
€800	1.219%, 7/17/41	808,853
1,000	1.469%, 10/17/41	1,130,565
279	European Property Capital 3 EPC, 0.799%, 5/22/15, CMO (o)	206,097
$3,500	Extended Stay America Trust, 7.625%, 12/5/19, CMO (a)(d)	3,609,872
	First Horizon Alternative Mortgage Securities Trust, CMO,
502	2.276%, 8/25/35 (o)	102,319
2,454	2.284%, 11/25/36 (o)	1,767,514
1,795	2.32%, 5/25/36 (o)	1,371,461
402	2.322%, 2/25/36 (o)	284,595
214	6.25%, 11/25/36	177,518
	First Horizon Mortgage Pass-Through Trust, CMO,
2,088	2.567%, 1/25/37 (o)	1,763,076
302	4.963%, 7/25/37 (o)	249,215
436	5.50%, 8/25/35	377,826
52,117	FREMF Mortgage Trust, 0.10%, 5/25/20, CMO, IO (g)(o)	257,724
	GMACM Mortgage Loan Trust, CMO (o),
431	3.345%, 6/25/34	415,031
183	3.391%, 7/19/35	164,755
373	3.443%, 6/25/34	348,673
1,887	Greenpoint Mortgage Funding Trust, 0.37%, 1/25/37, CMO (o)	1,244,428
111	Greenwich Capital Commercial Funding Corp., 0.335%, 11/5/21, CMO (a)(d)(o)	109,303
140	GS Mortgage Securities Corp. II Trust, 4.805%, 3/6/20, CMO (a)(d)(o)	140,763
	GS Mortgage Securities Trust, CMO (a)(d)(o),
9,982	1.53%, 8/10/43, IO	736,984
2,100	5.984%, 8/10/43	2,124,674
	GSR Mortgage Loan Trust, CMO,
948	0.64%, 7/25/37 (o)	613,903
2,962	2.799%, 1/25/36 (o)	2,640,313
55	3.133%, 12/25/34 (o)	47,114
157	6.00%, 9/25/34	156,555
	Harborview Mortgage Loan Trust, CMO (o),
3,091	0.382%, 2/19/46	2,403,062
5,383	0.402%, 11/19/36	3,934,886
368	0.512%, 1/19/35	302,365
537	0.752%, 6/19/34	516,292
431	2.787%, 8/19/36	318,482
2,120	5.368%, 6/19/36	1,507,162
695	HomeBanc Mortgage Trust, 0.44%, 3/25/35, CMO (o)	564,797
€1,053	IM Pastor 4 Fondo de Titulizacion de Activos, 0.354%, 3/22/44, CMO (o)	1,041,508
$567	Impac CMB Trust, 0.45%, 11/25/35, CMO (o)	419,520
2,456	IndyMac INDA Mortgage Loan Trust, 2.892%, 12/25/36, CMO (o)	2,057,607
	IndyMac Index Mortgage Loan Trust, CMO (o),
358	0.42%, 4/25/35	274,038
362	0.99%, 8/25/34	293,429
732	1.05%, 9/25/34	582,353
567	2.187%, 6/25/37	402,174
1,983	2.762%, 5/25/37	1,387,641
196	5.016%, 5/25/37	27,341
2,276	5.084%, 11/25/36	1,997,644
	JPMorgan Alternative Loan Trust, CMO (o),
819	2.662%, 5/25/36	609,587
260	5.50%, 11/25/36	254,259

PIMCO Income Opportunity Fund Schedule of Investments

July 31, 2013 (unaudited)

Principal Amount (000s)		Value*
$4,000	JPMorgan Chase Commercial Mortgage Securities Trust, 5.636%, 3/18/51, CMO (a)(d)(o)	$4,338,740
	JPMorgan Mortgage Trust, CMO,
616	2.764%, 6/25/37 (o)	490,685
1,576	2.792%, 5/25/36 (o)	1,324,539
314	2.817%, 7/25/35 (o)	307,937
109	2.936%, 10/25/36 (o)	86,168
3,218	5.50%, 11/25/34	3,235,156
293	6.00%, 8/25/37	257,175
3,444	KGS Alpha SBA, 1.00%, 4/25/38, CMO, IO (a)(b)(d)(g)(m) (acquisition cost - $179,969; purchased 10/18/12)	184,774
	Landmark Mortgage Securities PLC, CMO (o),
€590	0.429%, 6/17/38	747,568
£1,548	0.729%, 6/17/38	2,226,683
	Lehman Mortgage Trust, CMO,
$3,636	6.00%, 5/25/37	3,504,281
781	6.37%, 4/25/36 (o)	743,843
	MASTR Adjustable Rate Mortgages Trust, CMO (o),
1,505	0.40%, 4/25/46	1,062,355
786	0.90%, 1/25/47	461,725
1,198	3.134%, 10/25/34	1,029,521
	Morgan Stanley Mortgage Loan Trust, CMO,
3,508	2.673%, 7/25/35 (o)	2,802,993
545	3.14%, 1/25/35 (o)	33,516
1,039	5.75%, 12/25/35	974,681
704	6.00%, 8/25/37	637,593
6,200	Morgan Stanley Re-Remic Trust, zero coupon, 7/17/56, CMO, PO (a)(b)(d)(m) (acquisition cost - $4,991,000; purchased 4/6/11)	6,014,000
	Prime Mortgage Trust, CMO,
6,390	0.54%, 6/25/36 (o)	2,531,720
311	7.00%, 7/25/34	280,585
2,000	RBSCF Trust, 5.223%, 8/16/48, CMO (a)(d)(o)	2,182,277
47	Regal Trust IV, 2.451%, 9/29/31, CMO (a)(d)(o)	42,578
	Residential Accredit Loans, Inc., CMO,
500	0.37%, 6/25/46 (o)	204,400
237	5.50%, 4/25/37	184,148
1,171	6.00%, 8/25/35	1,019,576
1,083	6.00%, 1/25/37	887,313
799	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO	595,458
	Residential Funding Mortgage Securities I, CMO,
625	5.677%, 7/27/37 (o)	560,018
1,106	6.00%, 6/25/37	977,246
823	Salomon Brothers Mortgage Securities VII, Inc., 6.50%, 2/25/29, CMO	836,880
694	Sequoia Mortgage Trust, 2.716%, 1/20/38, CMO (o)	564,889
	Structured Adjustable Rate Mortgage Loan Trust, CMO (o),
45	2.582%, 8/25/34	43,810
2,070	4.879%, 11/25/36	1,976,219
2,142	5.143%, 1/25/36	1,670,322
	Structured Asset Mortgage Investments II Trust, CMO (o),
3,474	0.40%, 8/25/36	2,429,484
280	0.42%, 5/25/45	223,435
930	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, 2.473%, 1/25/34, CMO (o)	890,215
678	Suntrust Adjustable Rate Mortgage Loan Trust, 5.637%, 10/25/37, CMO (o)	613,290
€118	Talisman-7 Finance Ltd., 0.418%, 4/22/17, CMO (o)	154,832
$559	TBW Mortgage-Backed Trust, 6.00%, 7/25/36, CMO	358,272
5,000	WaMu Commercial Mortgage Securities Trust, 6.123%, 3/23/45, CMO (a)(d)(o)	5,121,524
	WaMu Mortgage Pass-Through Certificates, CMO (o),
63	0.48%, 10/25/45	56,960
186	2.211%, 3/25/33	188,331
3,003	2.224%, 6/25/37	2,426,868
1,091	2.292%, 3/25/37	846,079
3,364	2.451%, 7/25/46	3,037,240
3,033	2.519%, 7/25/37	2,304,139
2,225	2.544%, 2/25/37	1,884,699
2,470	4.596%, 7/25/37	2,004,068
683	4.806%, 11/25/36	569,900
1,881	4.821%, 2/25/37	1,549,238
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
963	1.013%, 10/25/46 (o)	588,046
5,752	5.50%, 7/25/35	5,055,144

PIMCO Income Opportunity Fund Schedule of Investments

July 31, 2013 (unaudited)

Principal Amount (000s)		Value*
$71	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, 1.60%, 6/25/33, CMO (o)	$65,587
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
826	0.69%, 7/25/37 (o)	642,259
65	2.614%, 9/25/36 (o)	57,464
62	2.637%, 10/25/36 (o)	53,799
153	2.72%, 4/25/36 (o)	143,994
1,709	2.897%, 9/25/36 (o)	1,534,089
71	5.50%, 1/25/36	22,936
2,500	WFDB Commercial Mortgage Trust, 6.403%, 7/5/24, CMO (a)(d)	2,552,298
Total Mortgage-Backed Securities (cost-$171,081,386)		199,178,391

CORPORATE BONDS & NOTES - 45.0%
Airlines - 3.0%
910	American Airlines Pass-Through Trust, 8.625%, 4/15/23	946,386
2,500	American Airlines, Inc., 10.50%, 10/15/12 (f)	3,037,500
	Continental Airlines Pass-Through Trust,
1,083	7.707%, 10/2/22	1,213,595
1,039	8.048%, 5/1/22 (l)	1,184,584
1,428	Delta Air Lines, Inc., 7.75%, 6/17/21 (l)	1,688,424
451	Northwest Airlines, Inc., 1.024%, 11/20/15 (MBIA) (o)	445,744
	United Air Lines Pass-Through Trust (l),
1,974	9.75%, 7/15/18	2,255,175
1,644	10.40%, 5/1/18	1,869,486
		12,640,894
Banking - 13.6%
	Ally Financial, Inc. (l),
1,850	6.75%, 12/1/14	1,956,375
5,000	8.30%, 2/12/15	5,406,250
3,900	Banco Continental SAECA, 8.875%, 10/15/17 (a)(d)(l)	4,294,875
£2,100	Barclays Bank PLC, 14.00%, 6/15/19 (i)	4,288,402
	BPCE S.A. (i),
€750	9.00%, 3/17/15	1,062,617
350	9.25%, 4/22/15	497,052
$3,700	CIT Group, Inc., 5.25%, 4/1/14 (a)(d)(l)	3,783,250
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
€3,000	6.875%, 3/19/20	4,362,377
$6,875	11.00%, 6/30/19 (a)(d)(i)(l)	8,924,822
	Credit Agricole S.A. (i),
£500	7.589%, 1/30/20	772,035
1,400	8.125%, 10/26/19	2,252,371
$7,300	Discover Bank, 7.00%, 4/15/20 (l)	8,627,666
£1,200	DnB NOR Bank ASA, 6.012%, 3/29/17 (i)	1,883,916
	LBG Capital No. 1 PLC,
1,600	7.588%, 5/12/20	2,541,705
400	7.869%, 8/25/20	641,663
200	LBG Capital No. 2 PLC, 15.00%, 12/21/19	432,796
$2,500	Morgan Stanley, 0.748%, 10/15/15 (l)(o)	2,473,322
2,500	UBS Preferred Funding Trust V, 6.243%, 5/15/16 (i)(l)	2,653,125
		56,854,619
Building Materials - 0.1%
	Corp. GEO S.A.B. de C.V. (a)(d)(f),
200	8.875%, 3/27/22	54,000
1,800	9.25%, 6/30/20	486,000
		540,000
Coal - 0.8%
2,100	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a)(d)(l)	1,953,000
	Mongolian Mining Corp.,
300	8.875%, 3/29/17 (a)(d)	186,000
2,100	8.875%, 3/29/17	1,302,000
		3,441,000
Diversified Financial Services - 6.8%
2,300	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(d)(l)	1,805,500
2,000	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(d)(l)	2,096,718
5,000	HSBC Finance Corp., 6.676%, 1/15/21 (l)	5,665,775
1,552	Jefferies LoanCore LLC, 6.875%, 6/1/20 (a)(b)(d)(m) (acquisition cost - $1,568,630; purchased 5/16/13 - 5/17/13)	1,559,760
	SLM Corp.,
150	0.566%, 1/27/14 (o)	148,888
200	3.513%, 12/15/13 (o)	198,730

PIMCO Income Opportunity Fund Schedule of Investments

July 31, 2013 (unaudited)

Principal Amount (000s)		Value*
$975	5.00%, 10/1/13 (l)	$981,094
1,000	5.375%, 5/15/14 (l)	1,023,750
1,000	8.00%, 3/25/20 (l)	1,118,750
4,700	8.45%, 6/15/18 (l)	5,429,064
	Springleaf Finance Corp.,
1,100	6.50%, 9/15/17	1,105,500
2,500	6.90%, 12/15/17 (l)	2,525,000
432	Stearns Holdings, Inc., 9.375%, 8/15/20 (a)(b)(d)(e)(m) (acquisition cost - $432,000; purchased 7/30/13)	432,000
22,443	Toll Road Investors Partnership II L.P., zero coupon, 2/15/45 (MBIA) (a)(b)(d)(l)(m) (acquisition cost - $3,904,725; purchased 11/20/12 - 7/26/13)	4,105,451
		28,195,980
Electric Utilities - 0.9%
1,600	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a)(d)	1,688,000
2,000	Energy Future Intermediate Holding Co. LLC, 10.00%, 12/1/20 (a)(d)(l)	2,170,000
		3,858,000
Engineering & Construction - 1.0%
4,012	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK	4,132,446

Food & Beverage - 0.2%
972	Carolina Beverage Group LLC, 10.625%, 8/1/18 (a)(b)(d)(m) (acquisition cost - $986,485; purchased 7/23/13 - 7/24/13)	998,730

Healthcare-Services - 0.8%
3,000	HCA, Inc., 6.50%, 2/15/20	3,315,000

Household Products/Wares - 1.3%
5,940	Armored Autogroup, Inc., 9.25%, 11/1/18 (l)	5,494,500

Insurance - 2.8%
	American International Group, Inc.,
1,500	6.40%, 12/15/20 (l)	1,773,980
£546	6.765%, 11/15/17	979,173
$6,400	8.25%, 8/15/18 (l)	8,028,083
£550	8.625%, 5/22/68 (converts to FRN on 5/22/18)	983,526
		11,764,762
Lodging - 1.8%
$5,481	Times Square Hotel Trust, 8.528%, 8/1/26 (a)(d)(l)	7,383,968

Media - 0.5%
2,100	Radio One, Inc., 12.50%, 5/24/16 (l)	2,121,000

Mining - 0.2%
	AngloGold Ashanti Holdings PLC (l),
300	5.375%, 4/15/20	254,794
800	6.50%, 4/15/40	598,962
		853,756
Oil & Gas - 5.0%
	Anadarko Petroleum Corp. (l),
600	6.20%, 3/15/40	688,955
4,200	6.45%, 9/15/36	4,940,141
6,900	BP Capital Markets PLC, 4.75%, 3/10/19 (l)	7,692,133
958	Global Geophysical Services, Inc., 10.50%, 5/1/17 (l)	886,150
4,625	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)(l)	4,671,250
	OGX Austria GmbH (a)(d),
3,300	8.375%, 4/1/22	693,000
3,700	8.50%, 6/1/18	777,000
	Pride International, Inc. (l),
200	6.875%, 8/15/20	239,842
200	7.875%, 8/15/40	273,967
		20,862,438
Paper & Forest Products - 0.1%
250	Millar Western Forest Products Ltd., 8.50%, 4/1/21	250,000

Pipelines - 2.2%
2,500	Kinder Morgan Energy Partners L.P., 6.50%, 9/1/39 (l)	2,840,922
	NGPL PipeCo LLC (a)(d)(l),
300	7.768%, 12/15/37	268,500
4,700	9.625%, 6/1/19	4,976,125
1,200	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(d)(l)	1,002,000
		9,087,547

PIMCO Income Opportunity Fund Schedule of Investments

July 31, 2013 (unaudited)

Principal Amount (000s)			Value*
Real Estate Investment Trust - 1.9%
$4,750		SL Green Realty Corp., 7.75%, 3/15/20 (l)	$5,636,868
2,000		Weyerhaeuser Co., 7.375%, 3/15/32 (l)	2,410,096
			8,046,964
Retail - 1.0%
£500		Aston Martin Capital Ltd., 9.25%, 7/15/18	819,574
2,786		CVS Pass-Through Trust, 7.507%, 1/10/32 (a)(d)(l)	3,381,044
			4,200,618
Telecommunications - 0.5%
2,000		Frontier Communications Corp., 9.00%, 8/15/31 (l)	1,960,000

Transportation - 0.5%
2,000		Aeropuertos Dominicanos Siglo XXI S.A., 9.25%, 11/13/19 (a)(d)	2,055,000
120		Western Express, Inc., 12.50%, 4/15/15 (a)(d)	81,000
			2,136,000
Total Corporate Bonds & Notes (cost-$170,452,658)			188,138,222

ASSET-BACKED SECURITIES - 19.7%
405		Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	407,026
1,198		Accredited Mortgage Loan Trust, 0.37%, 4/25/36 (o)	1,157,474
334		ACE Securities Corp. Home Equity Loan Trust, 0.59%, 8/25/45 (o)	332,557
		Asset-Backed Funding Certificates (o),
167		0.75%, 10/25/33	142,791
1,735		1.015%, 8/25/33	1,655,163
1,645		Associates Manufactured Housing Pass-Through Certificates, 7.15%, 3/15/28 (o)	1,961,994
1,379		Bear Stearns Asset-Backed Securities I Trust, 0.69%, 9/25/34 (o)	1,215,256
1,339		Bear Stearns Asset-Backed Securities Trust, 2.985%, 7/25/36 (o)	588,824
3,764		Bombardier Capital Mortgage Securitization Corp. Trust, 7.83%, 6/15/30 (o)	2,429,460
		Conseco Finance Securitizations Corp.,
1,379		7.77%, 9/1/31	1,538,056
2,058		7.96%, 5/1/31	1,689,581
299		7.97%, 5/1/32	215,567
3,415		8.06%, 5/1/31	2,452,398
3,070		9.163%, 3/1/33 (o)	2,790,919
		Conseco Financial Corp.,
234		6.22%, 3/1/30	254,534
236		6.33%, 11/1/29 (o)	247,170
1,872		6.53%, 2/1/31 (o)	1,906,203
86		6.86%, 3/15/28	88,239
461		7.05%, 1/15/27	475,333
787		7.14%, 3/15/28	850,515
518		7.24%, 6/15/28 (o)	547,642
377		7.40%, 6/15/27	387,146
		Countrywide Asset-Backed Certificates (o),
23		0.34%, 3/25/47	16,834
1,140		0.53%, 12/25/36 (a)(d)	642,065
528		0.58%, 11/25/34	522,119
683		0.75%, 8/25/32	551,981
161		4.693%, 10/25/35	154,838
23		Countrywide Home Equity Loan Trust, 0.541%, 3/15/29 (o)	22,858
1,000		Greenpoint Manufactured Housing, 8.30%, 10/15/26 (o)	1,091,645
567		GSAMP Trust, 0.49%, 5/25/36 (a)(d)(o)	555,116
44		Home Equity Asset Trust, 2.59%, 10/25/33 (o)	36,875
		IndyMac Residential Asset-Backed Trust (o),
18,750		0.43%, 4/25/47	10,075,941
6,500		0.51%, 4/25/47	4,009,980
11		JP Morgan Mortgage Acquisition Trust, 0.27%, 8/25/36 (o)	4,003
2,406		Legg Mason MTG Capital Corp., 7.11%, 3/10/21 (a)(b)(g)(m) (acquisition cost - $2,303,956; purchased 1/29/13)	2,334,780
1,578		Legg Mason PT, 6.55%, 3/10/20 (a)(d)(g)	1,537,770
		Long Beach Mortgage Loan Trust (o),
1,252		0.35%, 10/25/36	534,595
542		2.665%, 3/25/32	468,917
2,955		Loomis Sayles CLO I Ltd, 0.494%, 10/26/20, CDO (a)(d)(o)	2,887,551
360		MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	360,879
7,047		Merrill Lynch First Franklin Mortgage Loan Trust, 0.43%, 5/25/37 (o)	4,137,289
2,111		Merrill Lynch Mortgage Investors Trust, 0.69%, 6/25/36 (o)	1,867,077
1,211		Morgan Stanley Dean Witter Capital I, Inc. Trust, 1.615%, 2/25/33 (o)	1,139,080
34		Oakwood Mortgage Investors, Inc., 0.421%, 5/15/13	28,251
		Option One Mortgage Loan Trust,
—	(h)	0.31%, 2/25/38 (o)	174

PIMCO Income Opportunity Fund Schedule of Investments

July 31, 2013 (unaudited)

Principal Amount (000s)		Value*
$67	5.662%, 1/25/37	$51,854
4,207	Origen Manufactured Housing Contract Trust, 7.65%, 3/15/32	4,470,839
3,306	Ownit Mortgage Loan Trust, 3.681%, 12/25/36	1,493,756
	Residential Asset Mortgage Products, Inc.,
13	4.02%, 4/25/33 (o)	12,308
475	5.22%, 7/25/34 (o)	458,570
1,637	5.86%, 11/25/33	1,756,342
	Residential Asset Securities Corp. (o),
16	0.38%, 3/25/36	15,810
24	4.47%, 3/25/32	24,655
497	Securitized Asset-Backed Receivables LLC Trust, 0.42%, 2/25/37 (o)	238,401
	South Coast Funding VII Ltd. (a)(d)(o),
52,977	0.531%, 1/6/41, CDO	13,774,019
74	0.531%, 1/6/41, CDO (b)(m) (acquisition cost - $15,900; purchased 8/16/12)	19,284
1,844	0.531%, 1/6/41, CDO (b)(m) (acquisition cost - $364,266; purchased 11/8/12)	479,540
792	Structured Asset Securities Corp. Mortgage Loan Trust, 0.49%, 6/25/35 (o)	678,520
2,519	Talon Funding Ltd., 0.763%, 6/5/35, CDO (a)(d)(g)(o)	1,550,199
741	UCFC Home Equity Loan Trust, 7.75%, 4/15/30 (o)	600,600
550	Vanderbilt Acquisition Loan Trust, 7.33%, 5/7/32 (o)	601,314
Total Asset-Backed Securities (cost-$68,118,429)		82,540,477

U.S. GOVERNMENT AGENCY SECURITIES - 18.6%
	Fannie Mae, MBS,
2,000	4.00%, TBA, 30 Year (e)	2,073,437
4,488	4.00%, 11/1/33 - 7/1/41	4,667,432
68,171	4.00%, 8/1/40 - 8/1/41 (l)	70,907,697
Total U.S. Government Agency Securities (cost-$75,385,628)		77,648,566
SOVEREIGN DEBT OBLIGATIONS - 4.8%
Brazil - 0.4%
	Brazil Notas do Tesouro Nacional, Ser. F,
BRL363	10.00%, 1/1/14	159,859
3,106	10.00%, 1/1/17	1,340,090
62	10.00%, 1/1/21	26,131
62	10.00%, 1/1/23	25,913
		1,551,993
Philippines - 1.4%
5,000	Power Sector Assets & Liabilities Management Corp., 7.25%, 5/27/19 (l)	6,031,250

Turkey - 3.0%
TRY24,132	Turkey Government Bond, 3.00%, 1/6/21 (j)	12,483,958
Total Sovereign Debt Obligations (cost-$21,131,162)		20,067,201

Shares
CONVERTIBLE PREFERRED STOCK - 4.0%
Banking - 4.0%
14,500	Wells Fargo & Co., 7.50%, Ser. L (i) (cost-$9,203,225)	16,863,500

Principal Amount (000s)
SENIOR LOANS - 2.0%
Electric Utilities - 0.1%
$654	Texas Competitive Electric Holdings Co. LLC, 4.695% - 4.775%, 10/10/17 (a)(c)	460,201

Financial Services - 1.5%
6,240	Springleaf Finance Corp., 5.50%, 5/10/17 (a)(c)	6,257,940

Hotels/Gaming - 0.4%
1,500	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (a)(b)(c)(m) (acquisition cost - $1,445,625; purchased 5/1/12 - 7/10/12)	1,590,000
Total Senior Loans (cost-$7,817,794)		8,308,141

Shares
PREFERRED STOCK - 1.4%
Diversified Financial Services - 1.4%
50,000	Farm Credit Bank, 6.75%, 9/15/23 (a)(b)(d)(i)(m)(n) (acquisition cost - $5,000,000; purchased 7/16/13)	5,012,500
	SLM Corp. CPI-Linked MTN, Ser. A,
32,400	3.063%, 3/15/17	775,656
8,500	3.804%, 1/16/18	197,625
Total Preferred Stock (cost-$5,460,125)		5,985,781

PIMCO Income Opportunity Fund Schedule of Investments

July 31, 2013 (unaudited)

Principal Amount (000s)		Value*
CONVERTIBLE BONDS - 1.1%
Real Estate Investment Trust - 1.1%
$3,800	SL Green Operating Partnership L.P., 3.00%, 10/15/17 (a)(d) (cost-$3,782,168)	$4,669,250

MUNICIPAL BONDS - 0.6%
California - 0.1%
280	Statewide Communities Dev. Auth. Rev., Lancer Student Housing Project, 9.50%, 6/1/14, Ser. B	284,889

West Virginia - 0.5%
2,835	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	2,381,286
Total Municipal Bonds (cost-$2,999,770)		2,666,175

Shares
COMMON STOCK - 0.1%
Media - 0.1%
5,969	Tribune Co. (q) (cost-$340,187)	377,241

Principal Amount (000s)
U.S. TREASURY OBLIGATIONS - 0.1%
	U.S. Treasury Notes,
$260	0.25%, 1/31/14 (l)	260,229
100	2.375%, 8/31/14 (k)	102,394
Total U.S. Treasury Obligations (cost-$361,466)		362,623

Units
WARRANTS - 0.0%
Engineering & Construction - 0.0%
3,575	Alion Science and Technology Corp., expires 11/1/14 (a)(d)(q) (cost-$36)	36

Principal Amount (000s)
SHORT-TERM INVESTMENTS - 4.4%
U.S. Treasury Obligations (k)- 3.7%
$11,362	U.S. Treasury Bills, 0.061%-0.124%, 1/23/14-5/1/14 (p)	11,356,268
	U.S. Treasury Notes,
700	0.25%, 4/30/14	700,725
1,300	0.75%, 6/15/14 (l)	1,306,982
1,962	1.00%, 1/15/14 (l)	1,970,238
Total U.S. Treasury Obligations (cost-$15,329,619)		15,334,213

Repurchase Agreements - 0.7%
600	Banc of America Securities LLC, dated 7/31/13, 0.09%, due 8/1/13, proceeds $600,002; collateralized by U.S. Treasury Bills, zero coupon, due 7/24/14, valued at $612,347	600,000
2,200	Citigroup Global Markets, Inc., dated 7/31/13, 0.10%, due 8/1/13, proceeds $2,200,006; collateralized by U.S. Treasury Notes, 0.25%, due 6/30/14, valued at $2,247,899 including accrued interest	2,200,000
Total Repurchase Agreements (cost-$2,800,000)		2,800,000
Total Short-Term Investments (cost-$18,129,619)		18,134,213

Total Investments (cost-$554,263,653) (r)-149.4%		624,939,817
Liabilities in excess of other assets-(49.4)%		(206,547,934)
Net Assets-100.0%		$418,391,883

Notes to Schedule of Investments:

*

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $141,998,937, representing 33.9% of net assets.

(b)	Illiquid.

(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on July 31, 2013.

(d)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after July 31, 2013.

(f)	In default.

(g)	Fair-Valued—Securities with an aggregate value of $5,865,247, representing 1.4% of net assets.

(h)	Principal amount less than $500.

(i)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(j)	Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.

(k)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(l)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(m)	Restricted. The aggregate acquisition cost of such securities is $24,150,333. The aggregate value is $25,002,589, representing 6.0% of net assets.

(n)	Dividend rate is fixed until the first call date and variable thereafter.

(o)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on July 31, 2013.

(p)	Rates reflect the effective yields at purchase date.

(q)	Non-income producing.

(r)

At July 31, 2013, the cost basis of portfolio securities for federal income tax purposes was $554,301,874. Gross unrealized appreciation was $83,692,952; gross unrealized depreciation was $13,055,009; and net unrealized appreciation was $70,637,943. The difference between book and tax cost was attributable to wash sale loss deferrals.

(s)	Credit default swap agreements outstanding at July 31, 2013:

OTC sell protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(3)	Credit Spread(2)	Termination Date	Payments Received	Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
Metlife, Inc.	$6,200	0.46%	9/20/15	1.00%	$78,425	$(416,629)	$495,054
SLM	4,150	0.49%	12/20/13	5.00%	97,783	(508,375)	606,158
Barclays Bank:
Gazprom	1,250	2.33%	12/20/17	1.90%	(19,550)	—	(19,550)
VTB Capital	1,250	2.90%	12/20/17	2.34%	(25,112)	—	(25,112)
Citigroup:
JC Penney Corp., Inc.	5,000	8.41%	9/20/17	5.00%	(520,852)	(650,000)	129,148
Majapahit Holding	3,000	2.74%	12/20/17	2.65%	(2,169)	—	(2,169)
Republic of Indonesia	3,000	1.89%	12/20/17	2.14%	38,047	—	38,047
SLM	4,150	0.49%	12/20/13	5.00%	97,783	358,732	(260,949)
Credit Suisse First Boston:
JC Penney Corp., Inc.	500	8.75%	3/20/18	5.00%	(62,185)	(90,000)	27,815
Nokia Oyj	€1,000	4.15%	6/20/17	5.00%	48,086	(189,375)	237,461
Nokia Oyj	1,950	4.35%	9/20/17	5.00%	78,358	(421,088)	499,446
TNK	$1,500	2.42%	12/20/17	3.15%	50,749	—	50,749
Deutsche Bank:
SLM	900	0.49%	12/20/13	5.00%	21,206	(126,000)	147,206
Morgan Stanley:
JC Penney Corp., Inc.	2,500	8.75%	3/20/18	5.00%	(310,928)	(450,000)	139,072
Royal Bank of Scotland:
Markit ABX.HE AA 06-1	19,444	†	7/25/45	0.32%	(5,451,223)	(11,426,434)	5,975,211
Markit ABX.HE AAA 07-1	7,991	†	8/25/37	0.09%	(2,823,940)	(3,955,350)	1,131,410
					$(8,705,522)	$(17,874,519)	$9,168,997

†	Credit Spread not quoted for asset-backed securities.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at July 31, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(t)	Interest rate swap agreements outstanding at July 31, 2013:

Centrally cleared swap agreements:

	Notional		Rate Type
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Appreciation
Barclays Bank (CME)	$46,000	12/18/43	3.00%	3-Month USD-LIBOR	$6,154,990	$6,087,830

(u)	Forward foreign currency contracts outstanding at July 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value July 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
3,600,080 Brazilian Real settling 8/2/13	Credit Suisse First Boston	$1,579,675	$1,578,048	$(1,627)
3,600,080 Brazilian Real settling 8/2/13	UBS	1,571,881	1,578,048	6,167
12,681,000 British Pound settling 8/2/13	Barclays Bank	19,376,568	19,290,975	(85,593)
537,101 Euro settling 9/17/13	Barclays Bank	700,000	714,644	14,644
9,912,000 Euro settling 8/2/13	Citigroup	13,099,699	13,186,427	86,728
1,797,000 Euro settling 8/2/13	HSBC Bank	2,351,195	2,390,639	39,444
1,030,000 Euro settling 9/3/13	HSBC Bank	1,364,586	1,370,405	5,819
Sold:
3,600,080 Brazilian Real settling 8/2/13	Credit Suisse First Boston	1,571,881	1,578,048	(6,167)
3,600,080 Brazilian Real settling 11/4/13	Credit Suisse First Boston	1,550,556	1,546,991	3,565
3,600,080 Brazilian Real settling 8/2/13	UBS	1,771,867	1,578,048	193,819
12,681,000 British Pound settling 8/2/13	Barclays Bank	19,504,393	19,290,976	213,417
12,681,000 British Pound settling 9/3/13	Barclays Bank	19,372,129	19,286,537	85,592
605,724 Euro settling 9/17/13	Bank of America	790,000	805,950	(15,950)
11,141,000 Euro settling 8/2/13	Citigroup	14,568,595	14,821,427	(252,832)
9,912,000 Euro settling 9/3/13	Citigroup	13,101,216	13,187,815	(86,599)
568,000 Euro settling 8/2/13	UBS	741,947	755,639	(13,692)
91,849 Russian Ruble settling 10/7/13	Bank of America	2,820	2,756	64
27,013,065 Turkish Lira settling 10/9/13	Credit Suisse First Boston	14,630,127	13,773,927	856,200
				$1,042,999

(v)

At July 31, 2013, the Fund held $1,338,000 in cash as collateral and pledged cash collateral of $1,675,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(w)	Open reverse repurchase agreements at July 31, 2013:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.50%	5/15/13	8/5/13	$283,307	$283,000
	0.50	5/15/13	8/15/13	6,140,645	6,134,000
	0.50	7/15/13	10/8/13	8,876,095	8,874,000
	0.62	2/27/13	8/27/13	2,050,459	2,045,000
	0.625	2/25/13	8/26/13	12,452,850	12,419,000
	0.65	6/7/13	9/9/13	3,918,888	3,915,000
	0.65	6/11/13	9/9/13	2,322,206	2,320,000
	0.65	6/12/13	9/9/13	2,336,107	2,334,000
	0.65	6/17/13	9/18/13	3,235,627	3,233,000
	0.65	6/21/13	9/18/13	9,710,486	9,703,000
	0.65	7/17/13	10/17/13	1,714,464	1,714,000
	0.71	5/15/13	8/1/13	480,738	480,000
	0.71	5/15/13	8/5/13	3,731,732	3,726,000
	0.71	5/15/13	8/15/13	9,333,336	9,319,000
Credit Suisse First Boston	—	12/20/12	12/19/14	1,791,000	1,791,000
Deutsche Bank	—	4/23/13	4/23/15	2,232,000	2,232,000
	0.25	5/16/13	5/15/15	2,047,904	2,049,000
	0.50	5/22/13	8/20/13	1,379,359	1,378,000
	0.50	6/11/13	9/4/13	1,540,090	1,539,000
	0.55	5/15/13	8/8/13	1,189,416	1,188,000
	0.58	5/30/13	8/29/13	10,584,027	10,573,000
	0.58	6/4/13	9/4/13	1,105,032	1,104,000
	0.58	6/14/13	9/13/13	5,811,491	5,807,000
	0.58	6/18/13	9/18/13	1,555,102	1,554,000
	0.60	5/22/13	8/20/13	5,227,178	5,221,000
Goldman Sachs	0.23	7/15/13	8/12/13	68,207,407	68,200,000
Royal Bank of Canada	0.44	5/15/13	8/19/13	2,444,328	2,442,000
	0.45	5/22/13	8/19/13	7,946,046	7,939,000
	0.45	6/11/13	9/5/13	551,351	551,000
	0.45	6/14/13	9/17/13	3,281,968	3,280,000
	0.45	7/16/13	10/3/13	1,678,336	1,678,000
UBS	0.61	2/22/13	8/22/13	14,316,709	14,278,000
					$199,303,000

(x)

The weighted average daily balance of reverse repurchase agreements during the nine months ended July 31, 2013 was $243,224,136, at a weighted average interest rate of 0.50%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at July 31, 2013 was $204,249,203.

At July 31, 2013, the Fund held $520,000 in cash as collateral and pledged cash collateral of $230,000 for open reverse repurchase agreements. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 — valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 — valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds — Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps traded over-the-counter (“OTC”) are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Fund to measure fair value during the nine months ended July 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at July 31, 2013 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 7/31/13
Investments in Securities - Assets
Mortgage-Backed Securities	$—	$192,721,893	$6,456,498	$199,178,391
Corporate Bonds & Notes:
Airlines	—	3,483,244	9,157,650	12,640,894
All Other	—	175,497,328	—	175,497,328
Asset-Backed Securities	—	77,117,728	5,422,749	82,540,477
U.S. Government Agency Securities	—	77,648,566	—	77,648,566
Sovereign Debt Obligations	—	20,067,201	—	20,067,201
Convertible Preferred Stock	16,863,500	—	—	16,863,500
Senior Loans:
Hotels/Gaming	—	—	1,590,000	1,590,000
All Other	—	6,718,141	—	6,718,141
Preferred Stock	973,281	5,012,500	—	5,985,781
Convertible Bonds	—	4,669,250	—	4,669,250
Municipal Bonds	—	2,666,175	—	2,666,175
Common Stock	377,241	—	—	377,241
U.S. Treasury Obligations	—	362,623	—	362,623
Warrants	—	36	—	36
Short-Term Investments	—	18,134,213	—	18,134,213
	18,214,022	584,098,898	22,626,897	624,939,817
Other Financial Instruments* - Assets
Credit Contracts	—	9,476,777	—	9,476,777
Foreign Exchange Contracts	—	1,505,459	—	1,505,459
Interest Rate Contracts	—	6,087,830	—	6,087,830
	—	17,070,066	—	17,070,066
Other Financial Instruments* - Liabilities
Credit Contracts	—	(307,780)	—	(307,780)
Foreign Exchange Contracts	—	(462,460)	—	(462,460)
	—	(770,240)	—	(770,240)
Totals	$18,214,022	$600,398,724	$22,626,897	$641,239,643

At July 31, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended July 31, 2013, was as follows:

	Beginning Balance 10/31/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 7/31/13
Investments in Securities - Assets
Mortgage-Backed Securities	$10,333,359	$374,089	$(41,338)†	$3,342	$—	$125,786	$—	$(4,338,740)	$6,456,498
Corporate Bonds & Notes:
Airlines	10,587,025	—	(1,249,095)	12,816	4,329	(197,425)	—	—	9,157,650
Asset-Backed Securities	14,048,213	3,955,497	(1,978,411)	405,485	1,204,629	1,580,639	—	(13,793,303)	5,422,749
Senior Loans:
Hotels/Gaming	1,500,000	—	—	8,209	—	81,791	—	—	1,590,000
Totals	$36,468,597	$4,329,586	$(3,268,844)	$429,852	$1,208,958	$1,590,791	$—	$(18,132,043)	$22,626,897

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2013:

	Ending Balance at 7/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities - Assets
Mortgage-Backed Securities	$6,014,000	Third-Party Pricing Vendor	Single Broker Quote	$97.00
	442,498	Interest Only Weighted Average Life Model	Security Price Reset	$0.49-$5.37
Corporate Bonds & Notes	9,157,650	Third-Party Pricing Vendor	Single Broker Quote	$104.00-$118.20
Asset-Backed Securities	5,422,749	Benchmark Pricing	Security Price Reset	$61.54-$97.44
Senior Loans	1,590,000	Third-Party Pricing Vendor	Single Broker Quote	$106.00

† Reduction of cost due to corporate action.

* Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

** Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at July 31, 2013 was $77,274.

Glossary:

ABX.HE - Asset-Backed Securities Index Home Equity
BRL - Brazilian Real
£ - British Pound
CDO - Collateralized Debt Obligation
CLO - Collateralized Loan Obligation
CME - Chicago Mercantile Exchange
CMO - Collateralized Mortgage Obligation
CPI - Consumer Price Index
€ - Euro
FRN - Floating Rate Note
IO - Interest Only
LIBOR - London Inter-Bank Offered Rate
MBIA - insured by MBIA Insurance Corp.
MBS - Mortgage-Backed Securities
MTN - Medium Term Note
OTC - Over-the-Counter
PIK - Payment-in-Kind
PO - Principal Only
TBA - To Be Announced
TRY - Turkish Lira

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Income Opportunity Fund

By	s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer
Date:	September 19, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer
Date:	September 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer
Date:	September 19, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer
Date:	September 19, 2013